UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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G REIT, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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G REIT, INC.
1551 N. Tustin Avenue, Suite 200
Santa Ana, California 92705
Telephone: (877) 888-7348
June 27, 2005
Dear Stockholder:
      On behalf of the Board of Directors, I cordially invite you to attend the 2005 Annual Meeting of Stockholders of G REIT, Inc. to be held at the Irvine Marriott, 18000 Von Karman Avenue, Irvine, California 92612, on July 27, 2005 at 10:30 a.m. local time. We look forward to your attendance.
      The accompanying Notice of Annual Meeting and Proxy Statement describe the formal business to be acted upon by the stockholders. During the Annual Meeting, we also will report on our operations. All of our directors and several of our officers will be present to respond to any questions stockholders may have.
      Your vote is very important. Regardless of the number of our shares you own, it is very important that your shares be represented. ACCORDINGLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING IN PERSON, I URGE YOU TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE. You may do this by completing, signing and dating the enclosed Proxy Card and returning it via fax to (212) 645-8046 or in the accompanying postage-paid return envelope. You also may vote via the Internet at https://www.proxyvotenow.com/greit or by telephone by dialing toll-free 1-866-407-4365. Please follow the directions provided in the Proxy Statement. This will not prevent you from voting in person at our Annual Meeting, but will assure that your vote will be counted if you are unable to attend our Annual Meeting.
      YOUR VOTE COUNTS. THANK YOU FOR YOUR ATTENTION TO THIS MATTER, AND FOR YOUR CONTINUED SUPPORT OF AND INTEREST IN OUR COMPANY.

Sincerely,

Anthony “Tony” Thompson
Chief Executive Officer and President

G REIT, INC.
1551 N. Tustin Avenue, Suite 200
Santa Ana, California 92705
Telephone: (877) 888-7348
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held July 27, 2005
       NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of G REIT, Inc., a Maryland corporation will be held on July 27, 2005 at 10:30 a.m. local time, at the Irvine Marriott, 18000 Von Karman Avenue, Irvine, California 92612, for the following purposes:

1. To elect seven directors, each for a term of one year; and

2. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the current fiscal year.
      These items are fully discussed in the following pages, which are made part of this Notice. Our stockholders of record on June 13, 2005 are entitled to vote at the Annual Meeting. A list of stockholders entitled to vote will be available for inspection at the offices of G REIT, Inc., 1551 N. Tustin Avenue, Suite 200, Santa Ana, California 92705, for the ten day period immediately preceding the Annual Meeting.
      Please sign and date the accompanying Proxy Card and return it promptly by fax to (212) 645-8046 or in the enclosed postage-paid envelope whether or not you plan to attend. You also may vote your shares electronically via the Internet at https://www.proxyvotenow.com/greit or by telephone by dialing toll-free 1-866-407-4365. Instructions are included with the Proxy Card. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously have returned your Proxy Card or voted your shares electronically. You may revoke your proxy at any time prior to its exercise.

By Order of the Board of Directors

Andrea R. Biller
Secretary

G REIT, INC.
1551 N. Tustin Avenue, Suite 200
Santa Ana, California 92705
Telephone: (877) 888-7348
PROXY STATEMENT
      The enclosed proxy is solicited by the board of directors of G REIT, Inc. for use in voting at the annual meeting of Stockholders to be held July 27, 2005 at 10:30 a.m. local time, at the Irvine Marriott, 18000 Von Karman Avenue, Irvine, California 92612, and at any adjournment or postponement thereof, for the purposes set forth in the attached Notice. The proxy solicitation materials were mailed to stockholders on, or about June 28, 2005.
About the Meeting

What is the purpose of the meeting?
      At our Annual Meeting, Stockholders will vote upon the matters outlines in the accompanying Notice of Meeting, including:

•	The election of seven directors, each for a term of one year; and

•	Ratification of the selection of Deloitte & Touche, LLP as our independent registered public accounting firm for the year ending December 31, 2005.
      Management will report on G REIT’s performance during fiscal 2004 and respond to questions from stockholders. In addition, representatives of Deloitte & Touche, LLP are expected to be at the annual meeting to respond to questions.

What are the Board’s voting recommendations?
      Unless you give other instructions on your proxy card, the individuals named on the card as proxy holders will vote in accordance with the recommendations of the Board of Directors. The Board of Directors recommends that you vote your shares “FOR” the election of each of the nominees of the Board of Directors and “FOR” the ratification of Deloitte as our independent registered public accounting firm. No director has informed us that he intends to oppose any action intended to be taken by us.

What happens if additional proposals are presented at the meeting?
      Other than the matters described in this proxy statement, we do no expect any additional matters to be presented for a vote at the annual meeting. If other matters are presented and you vote by proxy, your proxy grants the individuals named as proxy holders the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Who is entitled to vote?
      Only stockholders of record at the close of business on the record date of June 13, 2005, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they hold on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding shard of common stock entitles its holder to cast one vote on each proposal to be voted on.

What constitutes a quorum?
      If a majority of the shares outstanding on the record date are present at the Annual Meeting, either in person or by proxy, we will have a quorum at the meeting, permitting the conduct of business at the meeting. As of the record date, we had 43,865,000 shares of common stock issued and outstanding and entitled to a vote. Abstentions and broker “non-vote” occurs when a broker, bank of other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.

How do I vote my shares at the annual meeting?
      Voting by Mail — Stockholders may vote by completing the attached proxy card and mailing it in the enclosed self-addressed postage-page return envelope.
      Voting by Fax — Stockholders may vote by completing the attached proxy card and faxing it to (212) 645-8046 until 5:00 p.m. Eastern Daylight Time on July 26, 2005.
      Voting by Telephone — Stockholders may vote by telephone by dialing toll-free at 1-866-407-4365 until 5:00 p.m. Eastern Daylight Time on July 26, 2005.
      Voting by Internet — Stockholders may vote electronically using the Internet at https://www.proxyvotenow.com/greit until 5:00 p.m. Eastern Daylight Time on July 26, 2005.

Can I change my vote after I return my proxy card or after I vote by telephone or over the Internet?
      If you are a “record” holder, even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised at the Annual Meeting by delivering to our Secretary a written notice of revocation or a properly signed proxy bearing a later date, or by attending the Annual Meeting and voting in person (although attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request). To revoke a proxy previously submitted by telephone or over the Internet, you may simply vote again at a later date, using the same procedures, in which case the later submitted vote will be recorded and the earlier vote revoked.
      If you hold shares of our common stock in “street name”, you will need to contact the institution that holds your shares and follow its instructions for revoking a proxy.

What vote is required to approve each proposal that comes before the meeting?
      To obtain approval of the election of the nominees for directors and ratification of the appointment of Deloitte, the affirmative vote of a majority of all votes cast at a meeting at which a quorum is present must be cast in favor of these proposals.

Who will bear the costs of soliciting votes for the meeting?
      G REIT will bear the entire cost of the solicitation of proxies from its stockholders. We have retained Ellen Philip Associates to assist us in connection with the solicitation of proxies for the Annual Meeting. We have agreed to pay $21,000 for such services. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors and officers who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to our stockholders.
Record Date and Number of Shares Outstanding
      As of June 13, 2005, G REIT had 43,865,000 shares of common stock issued and outstanding. Only stockholders of record at the close of business on June 13, 2005 will be entitled to vote at the Annual Meeting.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Information about Director Nominees
      The Board of Directors currently consists of six directors. Our bylaws provide for a minimum of one and a maximum of 15 directors and that our directors each serve a term of one year, but may be re-elected. The Board of Directors, acting in its capacity as the Nominating and Governance Committee, has nominated Anthony W. Thompson, W. Brand Inlow, D. Fleet Wallace, Gary T. Wescombe, Edward A. Johnson, Glenn L. Carpenter and Gary H. Hunt, for a term of office commencing on the date of the 2005 Annual Meeting and ending on the date of the Annual Meeting in 2006. Each of Messrs. Thompson, Inlow, Wallace, Wescombe, Johnson and Carpenter currently serves as a member of the Board of Directors. Mr. Hunt is a first-time nominee to the Board of Directors.
      Unless otherwise instructed on the proxy, the shares represented by proxies will be voted FOR the election as directors of all of the nominees named below. Each of the nominees has consented to being named as a nominee in this Proxy Statement and has agreed that, if elected, he will serve on the Board of Directors for his one-year term and until his successor has been elected and qualified. If any nominee becomes unavailable for any reason, the shares represented by proxies may be voted for a substitute nominee designated by the Board of Directors. We are not aware of any family relationship among any of the nominees to become directors or executive officers of our Company. Each of the nominees for election as director has stated that there is no arrangement or understanding of any kind between him and any other person relating to his election as a director except that such nominees have agreed to serve as our directors of if elected.
      The following table sets forth the name, age, principal occupation, and respective service dates of each person who has been nominated to be one of our directors.

Name of Nominee	Age	Principal Occupation	Title

Anthony W. Thompson	58	Anthony W. (“Tony”) Thompson has served as the chairman of our board of directors, our chief executive officer, president and a director since December 2001. Mr. Thompson is a co-founder and owns 36% of our Advisor, Triple Net Properties, LLC, and has been its chief executive officer and chairman of the board of managers since its inception in April 1998. He is also president and, through December 31, 2004, 100% owner of Realty, an affiliated real estate brokerage and management company that provides certain real estate brokerage and management services to us (effective January 1, 2005, Mr. Thompson owns 88% of Realty). Mr. Thompson served as chief executive officer and president of T REIT, Inc., an affiliate, from December 1999 through August 2004 and has served as chief executive officer and president of A REIT, Inc. from January 2004 through the present. Prior to April of 1998, Mr. Thompson was co-founder, co-owner, director and officer of a number of real estate investment entities trading under the name The TMP Companies, including the TMP Group, Inc., a full-service real estate investment firm	Chairman of the Board, President and Chief Executive Officer

Name of Nominee	Age	Principal Occupation	Title

		founded in 1978. Mr. Thompson has been the president and 100% owner, through December 31, 2004, of our dealer manager, NNN Capital Corp., since 1986 (effective January 1, 2005, Mr. Thompson owns 95% of NNN Capital Corp.) and is a registered securities principal with the NASD. Mr. Thompson serves as the chairman of the board of directors of each of T REIT, Inc. and A REIT, Inc. He is a 1969 graduate of Sterling College with a BS degree in economics. He is a member of the Sterling College board of trustees and various other charitable and civic organizations
W. Brand Inlow	51	W. Brand Inlow has served as a director of our company since April 2002. He is a principal, co-founder, and serves as director of acquisitions for McCann Realty Partners, LLC, an apartment investment company focusing on garden apartment communities in the Southeast formed in October 2004. Since October 2003, Mr. Inlow has provided professional consulting services to the multifamily industry on matters related to acquisitions, dispositions, asset management and property management operations, and through an affiliation with LAS Realty in Richmond, VA conducts commercial real estate brokerage. Mr. Inlow also is president of Jessie’s Wish, Inc., a Virginia non-profit corporation dedicated to awareness, education and financial assistance for patients and families dealing with eating disorders. Mr. Inlow served as president of Summit Realty Group, Inc. in Richmond, Virginia, from September 2001 through October 2003. Prior to joining Summit Realty, from November 1999 to September 2001 he was vice president of acquisitions for EEA Realty, LLC in Alexandria, Virginia where he was responsible for acquisition, disposition, and financing of company assets, which were primarily garden apartment properties. Prior to joining EEA Realty, from November 1991 to November 1999, Mr. Inlow worked for United Dominion Realty Trust, Inc. a publicly traded real estate investment trust, as assistant vice president and senior acquisition analyst, where he was responsible for the acquisition of garden apartment communities. Mr. Inlow also serves as a director of T REIT, Inc.	Independent Director
D. Fleet Wallace	37	D. Fleet Wallace has served a director of our company since May 2002. He is a principal and co-founder of McCann Realty Partners, LLC, an apartment investment company focusing on garden apartment properties in the Southeast formed in	Independent Director

Name of Nominee	Age	Principal Occupation	Title

		October 2004. Mr. Wallace also serves as principal of Greystone Capital Management, LLC, formed in September 2001, and helps manage Greystone Fund, L.P. and Greystone Finance, LLC. Greystone Fund, L.P. is a professionally managed opportunity fund invested primarily in promising venture capital opportunities and distressed assets in the form of real estate, notes and accounts receivable, inventory and other assets. Greystone Finance provides debt financing to commercial borrowers in Virginia which have limited access to more traditional sources of funding. From April 1998 to August 2001, Mr. Wallace served as corporate counsel and assistant secretary of United Dominion Realty Trust, Inc., a publicly-traded real estate investment trust. At United Dominion, he managed general corporate matters for over 150 affiliated entities, negotiated and executed numerous real estate acquisitions and dispositions, and provided legal support on over $1 billion in financing transactions. From September 1994 to April 1998, Mr. Wallace was in the private practice of law with the firm of McGuire Woods in Richmond, Virginia. Mr. Wallace also serves as a director of T REIT, Inc.
Gary T. Wescombe	62	Gary T. Wescombe has served as a director of our company since December 2001. Mr. Wescombe provides consulting services to various entities in the real estate sector. From October 1999 to December 2001 he was a partner in Warmingon Wescombe Realty Partners in Costa Mesa, California, where he focused on real estate investments and financing strategies. Prior to retiring in 1999, Mr. Wescombe was a Partner with Ernst & Young, LLP (previously Kenneth Leventhal & Company) from 1970 to 1999. In addition, Mr. Wescombe is a director, chief financial officer and treasurer of the Arnold and Mabel Beckman Foundation, a nonprofit Foundation established for the purpose of supporting scientific research. Mr. Wescombe received a BS degree in accounting and finance from San Jose State University in 1965 and is a member of the American Institute of Certified Public Accountants and California Society of Certified Public Accountants.	Independent Director
Edward A. Johnson	52	Edward A. Johnson has served as a director of our company since December 2001. Dr. Johnson has served as president of the University of the New West, Phoenix, Arizona since November 2003. Dr. Johnson served as president of Sterling College, a small liberal arts college affiliated with the Presbyterian Church (USA), in Sterling,	Independent Director

Name of Nominee	Age	Principal Occupation	Title

		Kansas, from 1997 to November 2003 where his major accomplishments include development of strategic and business plans, initiation of the nation’s first undergraduate program in social entrepreneurship and selection as its first leadership college by Habitat for Humanity International. From 1992 to 1997, he served as executive director of the Arizona Commission for Postsecondary Education. Dr. Johnson received a BS degree in history and political science from Morningside College, Sioux City, Iowa in 1973, a JD degree from Creighton University School of Law, Omaha, Nebraska in 1976, and a Ph.D. degree in higher education administration — law and education specialization from Arizona State University, Tempe, Arizona in 1984.
Glenn L. Carpenter	62	Glenn L. Carpenter has served as a director of our company since March 2005. Mr. Carpenter is the president, chief executive officer and chairman of FountainGlen Properties, LP, a privately held company in Newport Beach, California that develops, owns and operates apartment communities for active seniors. Prior to serving with FountainGlen, from 1994 to 2001, Mr. Carpenter was the chief executive officer and founder of Pacific Gulf Properties Inc., a publicly traded REIT that developed and operated industrial business parks and various types of apartment communities. From 1970 to 1994, Mr. Carpenter served as president and chief executive officer, and other officer positions of Santa Anita Realty Enterprises Inc., a publicly traded REIT that owned and managed industrial office buildings, apartments and shopping centers. Mr. Carpenter received his BS degree in accounting in 1967 from California State University, Long Beach. He has received numerous honors in the real estate field including the 2000 Real Estate Man of the Year Award and was voted the 1999 Orange County Entrepreneur of the Year. Mr. Carpenter sits on the board of councilors of the School of Gerontology at the University of Southern California and is a council member of the American Seniors Housing Association and Urban Land Institute.	Independent Director
Gary H. Hunt	56	Gary H. Hunt is a first-time nominee as a director of our company. Mr. Hunt has served as the managing partner of California Strategies, a privately held consulting firm in Irvine, California that works with large homebuilders, real estate companies and government entities since 2001. Prior to serving with California	Independent Director

Name of Nominee	Age	Principal Occupation	Title

Strategies, Mr. Hunt was the executive vice president of The Irvine Company, a 110-year-old privately held company that plans, develops and invests in real estate primarily in Orange County, California for 25 years. At The Irvine Company, Mr. Hunt worked at local, regional, state and federal levels directing the company’s major entitlement, regional infrastructure, planning and strategic government, media and community relations activities. Additionally, Mr. Hunt served on the Board of Directors and the Executive Committee of The Irvine Company for 10 years. Some of Mr. Hunt’s other work experience includes staff positions with the California State Legislature, U.S. House of Representatives, California Governor Ronald Reagan and Executive Director of the Californian Republican Party. Mr. Hunt holds a J.D. from the Irvine University School of Law and teaches courses on business and government at the Graduate School of Management, U.C. Irvine. He also serves on the Board of Directors of Glenair Inc., The Beckman Foundation and the Irvine Health Foundation.
      The Board of Directors recommends a vote FOR all of the nominees for director.
EXECUTIVE OFFICERS
      Certain information with respect to the current executive officers of our Company as of June 27, 2005 is set forth below:

Name	Age	Principal Occupation

Anthony W. Thompson	58	See disclosure in Proposal No. 1 above
Scott Peters	47	Scott D. Peters has served as our executive vice president and chief financial officer since September 2004 and is responsible for all areas of finance, including accounting and financial reporting, as well as a liaison for institutional investors, lenders and investment banks. Effective September 2004, Mr. Peters also serves as the executive vice president and chief financial officer of T REIT and executive vice president, chief financial officer and member of the board of managers of our Advisor. From September 2004 through January 2005, he also served as executive vice president and chief financial officer of A REIT. From July 1996, Mr. Peters has served as senior vice president, chief financial officer and a director of Golf Trust of America, Inc., a publicly traded corporation. Mr. Peters received a BBA degree in accounting and finance from Kent State University

Name	Age	Principal Occupation

Jack R. Maurer	60	Jack R. Maurer has served as our executive vice president since December 2001. Mr. Maurer has served as a member of our Advisor’s board of managers since 1998. He also served as chief financial officer of our Advisor from April 1998 to December 2001, when he became financial principal of NNN Capital Corp. Mr. Maurer has served as chief executive officer and president of T REIT since August 2004 and previously served as its secretary and treasurer. Mr. Maurer has over 31 years of real estate financial management experience in residential and commercial development and the banking industry. Mr. Maurer received a BS degree from California University at Northridge in 1973 and is a registered operations and financial principal with the NASD
Talle A. Voorhies	57	Talle A. Voorhies has served as our vice president since December 2001. Ms. Voorhies has served as a member of our Advisor’s board of managers since 1998. She also served as our Advisor’s executive vice president from April 1998 to December 2001, when she became chief operating officer. Ms. Voorhies served as president (April 1998-February 2005) and financial principal (April 1998-November 2004) of NNN Capital Corp., the dealer manager of our Offerings. From December 1987 to January 1999, Ms. Voorhies worked with the TMP Group, Inc., where she served as chief administrative officer and vice president of broker-dealer relations. Ms. Voorhies is responsible for our Advisor’s investor services department and is a registered financial principal with the NASD
Andrea R. Biller	54	Andrea R. Biller has served as our secretary since June 2004. She has served as general counsel for our Advisor since March 2003, overseeing all legal functions for our Advisor and coordinating with outside counsel. Ms. Biller practiced as a private attorney specializing in securities and corporate law from 1990 to 1995 and 2000 to 2002. She practiced at the Securities and Exchange Commission from 1995 to 2000, including two years as special counsel for the Division of Corporation Finance. Ms. Biller earned a BA degree in psychology from Washington University, an MA degree in psychology from Glassboro State University and a JD degree from George Mason University School of Law in 1990, where she graduated first in her class “With Distinction.” Ms. Biller is a member of the California, Virginia and the District of Columbia State Bars

Name	Age	Principal Occupation

Kelly J. Caskey	37	Kelly J. Caskey has served as our chief accounting officer since September 2004 and is responsible for all areas of accounting and financial reporting. Effective May 2004, she also serves as chief accounting officer — REITs for our advisor and effective September 2004 she also serves as chief accounting officer of T REIT. Effective November 2004 and January 2005, Ms. Caskey served as chief accounting officer and chief financial officer, respectively, of A REIT. From April 1996 to May 2004, Ms. Caskey served as assistant controller of The First American Corporation, Inc., a publicly traded title insurance company, and vice president and assistant controller of First American Title Insurance Company, a subsidiary of The First American Corporation. Ms. Caskey is a California Certified Public Accountant and received a BS degree in business administration with an accounting concentration from California State University, Fullerton
CORPORATE GOVERNANCE
Board of Directors
      The Board of Directors held 9 meetings (including regularly scheduled and special meetings) during the fiscal year ended December 31, 2004. Each of the directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during the period for which he served as a director and the total number of meetings held by all committees of the Board on which he served during the periods in which he served.
Director Attendance at Annual Meetings
      Although we have no policy with regard to attendance by the members of the Board of Directors at our annual meeting of stockholders, it is customary for all members of the Board of Directors to attend to foster communication between stockholders and the Board. At the 2004 annual meeting of stockholders, all of our five incumbent directors were in attendance.
Contacting the Board of Directors
      Any stockholder who desires to contact members of the Board of Directors may do so by writing to: the Board of Directors, 1551 N. Tustin Avenue, Suite 200, Santa Ana, California 92705, Attention: Secretary. Communications received will be distributed by our Secretary to such member or members of the Board of Directors as deemed appropriate by our Secretary, depending on the facts and circumstances outlined in the communication received. For example, if any complaints regarding accounting, internal accounting controls and auditing matters are received, they will be forwarded by the Secretary to the Audit Committee for review.
Committees of the Board of Directors
      We have three standing committees: the Audit Committee, the Acquisition Committee and the Executive Compensation Committee, in addition to any special meeting of the Board of Directors. From, time to time the Board may establish certain other committees to facilitate the management of us. Each committee is described in further detail below.

      We do not have a separate Nominating and Corporate Governance Committee as a result of the relatively small number of directors on the Board. Instead, the full Board of Directors performs functions similar to those which might otherwise normally be delegated to such a committee, including, among other things, developing a set of corporate governance principles, adopting a code of ethics, adopting policies with respect to conflicts of interest, monitoring our compliance with corporate governance requirements of state and federal law, establishing criteria for prospective members of the Board of Directors, conducting candidate searches and interviews, overseeing and evaluating the Board of Directors and our management, evaluating from time to time the appropriate size and composition of the Board of Directors and recommending, as appropriate, increases, decreases and changes to the composition of the Board of Directors and formally proposing the slate of directors to be elected at each annual meeting of our stockholders.
      The Board of Directors will consider nominees for our Board of Directors recommended by stockholders. Notice of proposed stockholder nominations for director must be delivered not less than 120 days prior to any meeting at which directors are to be elected. Nominations must include the full name of the proposed nominee, a brief description of the proposed nominee’s business experience for at least the previous five years, and a representation that the nominating stockholder is a beneficial or record owner of our common stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. Nominations should be delivered to the Board of Directors at 1551 N. Tustin Avenue, Suite 200, Santa Ana, California 92705, Attention: Secretary.
      In considering possible candidates for election as a director, the Board of Directors is guided by the principle that each director should (i) be an individual of high character and integrity, (ii) be accomplished in his or her respective field, with superior credentials and recognition, (iii) have relevant expertise and experience upon which to be able to offer advice and guidance to management, (iv) have sufficient time available to devote to our affairs, (v) represent the long-term interests of our stockholders as a whole, and (vi) be selected such that the Board of Directors represents a diversity of background and experience.
      Qualified candidates for membership on the Board of Directors will be considered without regard to race, color, religion, gender, ancestry, national origin or disability. The Board of Directors will review the qualifications and backgrounds of directors and nominees (without regard to whether a nominee has been recommended by stockholders), as well as the overall composition of the Board, and recommend the slate of directors to be nominated for election at the annual meeting of stockholders. We do not currently employ or pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees.
      Audit Committee. The Audit Committee reviews the integrity of our financial statements, the qualifications and independence of our independent registered public accounting firm, the performance and management and compliance by us with legal and regulatory requirements. The current members of the Audit Committee are W. Brand Inlow, D. Fleet Wallace and Gary T. Wescombe. Messrs. Inlow, Wallace and Wescombe are independent as defined by the National Association of Securities Dealers listing standards, Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission (the “SEC”). Messrs. Inlow, Wallace and Wescombe will continue to serve on the Audit Committee if elected to the Board of Directors at the Annual Meeting.
      The Audit Committee operates under a written charter that was amended by the Board of Directors in May 2003 upon the recommendation of the Audit Committee.
      The Audit Committee held four meetings during the fiscal year ended December 31, 2004. Subsequent to the 2004 year end, the Audit Committee reviewed and discussed the 2004 year-end audited financial statements with our management, and discussed with Deloitte & Touche LLP, our independent registered public accounting firm for fiscal year 2004, the matters required to be discussed by Statement of Auditing Standards No. 61. In addition, the Audit Committee received the written disclosures and the letter from Deloitte & Touche LLP required by Independent Standards Board Standard No. 1, and discussed the accountants’ independence with Deloitte & Touche LLP. Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the 2004 year-end financial statements be included in our Annual Report on Form 10-K filed with the SEC on March 31, 2005.
      Acquisition Committee. Each of our acquisitions must be approved by the Acquisition Committee, a majority of whom are independent directors, or a majority of our Board of Directors, including a majority of the independent directors, as being fair and reasonable to us and consistent with our investment objectives. Currently, our Acquisition Committee is comprised of all members of our Board of Directors. Triple Net Properties, LLC, our Advisor, recommends suitable properties for consideration by the Acquisition Committee from time to time. If the members of the Acquisition Committee approve a given acquisition, then our Advisor will be directed to acquire the property on our behalf, if such acquisition can be completed on terms approved by the committee. Properties may be acquired from the Advisor or its affiliates or our officers and directors, provided that any interested or affiliated directors will not vote on such an acquisition. During the fiscal year ended December 31, 2004, the Board of Directors acting in its capacity as the Acquisition Committee, met separately two times in addition to discussing acquisition matters as part of the monthly meetings held by the Board of Directors. The entire Board will continue to serve on the Acquisition Committee if elected to the Board of Directors at the Annual Meeting.
      Executive Compensation Committee. The Executive Compensation Committee establishes and implements compensation policies, including incentive compensation and benefit plans, except for those actions which require approval by the full Board of Directors under the Company’s governing documents. The Executive Compensation Committee did not meet during the fiscal year ended December 31, 2004. Messrs. Wallace, Inlow and Thompson currently serve on the Executive Compensation Committee and will continue to serve on the Executive Compensation Committee if elected to the Board of Directors at the Annual Meeting.
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Director Compensation
      Effective June 29, 2004, we pay each independent and outside director an annual retainer fee of $15,000. In addition, each independent and outside director is paid the following fees for attending board and committee meetings:

•	$1,000 per regular monthly board meeting, whether in person or by telephone;

•	$500 per committee meeting, whether in person or by telephone, unless the committee meeting follows a regularly scheduled monthly board meeting; and

•	an additional $500 per committee meeting to the committee chairperson for each meeting attended in person or by telephone.
      The independent and outside directors also qualify for the independent director stock option plan and 2004 award plan.
Independent Director Stock Option Plan
      On July 22, 2002, we adopted the independent director stock option plan, or Director Plan. Only outside and independent directors are eligible to participate in the Director Plan. We have authorized and reserved a total of 100,000 shares of common stock for issuance under the Director Plan. The Director Plan provides for the grant of initial and subsequent options. Initial options are non-qualified stock options to purchase 5,000 shares of common stock at the applicable option exercise price described below granted to each independent director and each outside director as of the date such individual becomes an independent or outside director. Subsequent options to purchase 5,000 shares of common stock at the applicable option exercise price may be granted on the date of each annual meeting of stockholders, or as otherwise determined by our executive compensation committee, to each independent and outside director so long as the individual is still in office. In 2004, we granted options to purchase 40,000 shares at $9.00 per share to our independent and outside directors. As of December 31, 2004, we have granted options to purchase 80,000 shares of our common stock in accordance with the Director Plan. The Director Plan was approved at our annual meeting of stockholders on June 28, 2003.
Officer and Employee Stock Option Plan
      On July 22, 2002, we adopted the officer and employee stock option plan, or Officer Plan. All of the officers and employees are eligible to participate in the officer plan. We have no employees as of March 31, 2005. We have authorized and reserved a total of 400,000 shares of common stock for issuance under the Officer Plan. Our Board of Directors, acting on the recommendation of management, has discretion to grant options to officers and employees. In 2004, we granted options to purchase 275,000 shares at $9.00 per share to officers. As of December 31, 2004, we have granted options to purchase 340,000 shares to our officers. The Officer Plan was approved at our annual meeting of stockholders on June 28, 2003
Characteristics of Both Stock Option Plans
      Exercise Price: We will not grant options under either plan with exercise prices less than the fair market value for the shares covered by such options as of the date of the grant or in consideration for services rendered to us that in the judgment of our independent directors has a fair market value less than the value of such options as of the date of the grant. Unless our shares are then traded on a national securities exchange or trading system, the fair market value of shares of our common stock will be a price determined by our Board of Directors in good faith. In determining the fair market value of our stock, the directors will consider several factors, including the price per share at which our shares are then being sold to the public, the price per share of common stock of comparable companies, our earnings and the value of our assets. If the our common stock is traded on a national securities exchange or quotation system, the fair market value will be the average of the last sales price or the average of the last bid and asked prices for the five trading days immediately preceding the date of determination.
      Vesting: Both of our stock option plans provide that persons holding options can exercise them as follows:

•	Options granted on or before the commencement of our initial public offering are exercisable for one-third of the shares subject to the option on the date of grant, and will become exercisable for an additional one-third of such shares on each of the first and second anniversaries of the date of grant.

•	Options granted after the commencement of our initial public offering will become exercisable in whole or in part on the second anniversary of the date of grant.

•	If an option holder ceases to serve us in his or her capacity for any reason except death or disability, his or her options will be exercisable only for three months after the last date of service to us.

•	No option granted under either stock option plan may be exercised after the tenth anniversary of the date of grant.

•	The option price for the options can be paid in cash or by surrender of common stock.
      Notwithstanding any other provisions of either stock option plan to the contrary, we will not permit an option holder to exercise any option or options if the exercise thereof could jeopardize its status as a REIT under the federal income tax laws.

2004 Incentive Award Plan
      Effective May 10, 2004, we adopted the 2004 incentive award plan, or 2004 Plan, The purpose of the 2004 Plan was to obtain and retain the services of and provide additional incentives for directors, key officers and consultants to further our growth, development and financial success by providing for equity awards to these individuals. The 2004 Plan authorizes the grant to our directors and consultants options intended to qualify as incentive stock options under Section 422 of the Code. The 2004 Plan also authorizes the grant of awards consisting of nonqualified stock options, restricted stock, stock appreciation rights, or SARS, and other awards, including cash bonuses. The shares of common stock subject to the 2004 Plan will be our common stock. The aggregate number of shares of common stock subject to such awards will not exceed 6,000,000 shares of our common stock. Our Board of Directors, or a committee of our Board of Directors appointed to administer the 2004 Plan, will have the authority to appropriately adjust: (i) the aggregate number of shares of our common stock subject to the 2004 Plan; (ii) the number and kind of shares of our common stock subject to outstanding awards under the 2004 Plan; and (iii) the price per share of outstanding options, stock purchase rights, SARs and other awards. The 2004 Plan provides that each of our non-employee directors will receive an automatic grant of 5,000 shares of restricted stock on the date of each of our annual meetings.
      In 2004, we granted 20,000 shares of restricted stock in accordance with the 2004 Plan to our non-employee directors. The restricted stock vests in equal installments over five years on the anniversary date of grant, provided that the director remains a director on the anniversary date. The 2004 Plan was approved at our annual meeting of stockholders on June 29, 2004.
Equity Compensation Plan Information
      Our equity compensation plan information as of December 31, 2004 is as follows:

		Weighted Average
	Number of Securities to be Issued	Exercise Price of	Number of Securities
	Upon Exercise of Outstanding	Outstanding Options,	Remaining Available
Plan Category	Options, Warrants and Rights	Warrants and Rights	for Future Issuance

Equity compensation plans approved by security holders(*)	440,000	$9.00-$9.05	6,060,000
Equity compensation plans not approved by security holders	—		—

Total	440,000		6,060,000

(*)	Each of the independent director and officer/employee stock option grants was approved at our Annual Meeting of Stockholders held on June 28, 2003. Our 2004 incentive award plan was approved at our Annual Meeting of Stockholders held on June 29, 2004.
Compensation of Executive Officers
      We have no employees and our executive officers are all employees of our Advisor and/or its affiliates. These executive officers are compensated by our Advisor and/or its affiliates and will not receive any compensation from us for their services.

Option/SAR Grants in Last Fiscal Year
      We granted options to purchase 275,000 shares of our common stock at $9.00 per share to our officers in the last fiscal year ended December 31, 2004.
Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Value Table

(e)
	(b)		(d)	Value of Unexercised
	Shares	(c)	Number of Securities	In-the-Money
	Acquired on	Value	Underlying Unexercised	Options/SARs
(a)	Exercise	Realized	Options/SARs at FY-End	at FY-End ($)
Name	($)	($)	Exercisable/Unexercisable	Exercisable/Unexercisable

Anthony W. Thompson	-0-	-0-	45,000/50,000	$43,000/$50,000
Compensation Committee Interlocks and Insider Participation
      During 2004, Messrs. Thompson, Inlow and Wallace served on the executive compensation committee. Mr. Thompson also served as our chief executive officer and president.
PRINCIPAL STOCKHOLDERS
      The following table shows, as of March 31, 2005, the number and percentage of shares of our common stock owned by (1) any person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (2) our chief executive officer (and each of the four most highly compensated executive officers if such officer’s salary and bonus for 2004 exceeded $100,000), (3) each director and (4) all directors and executive officers as a group.

	Number of Shares of
	Common Stock		Percent of
Name	Beneficially Owned(1)		Class

Anthony W. Thompson, Chairman, Chief Executive Officer and President	74,313	(2)	*
Gary T. Wescombe, Director	10,000		*
Edward A. Johnson, Director	10,000		*
D. Fleet Wallace, Director	10,000		*
W. Brand Inlow, Director	10,000		*
Glenn L. Carpenter, Director	-0-		*

All Named Executive Officers and Directors as a Group	114,313		*

*	Represents less than 1% of the outstanding common stock.

(1)	These amounts include shares issueable upon exercise of options granted to each individual under the independent director stock option plan or the officer and employee stock option plan, to the extent that such options are currently exercisable or will become exercisable within 60 days of March 31, 2005.

(2)	Includes 6,175 shares of our common stock owned by AWT Family LP, a limited partnership controlled by Mr. Thompson and 23,138 shares of our common stock owned by our Advisor, Triple Net Properties, LLC. Mr. Thompson is the chief executive officer and 36% owner of Triple Net Properties, LLC.
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Exchange Act requires our officers and directors, and persons who own 10% or more of our common stock, to report their beneficial ownership of our common stock (and any related options) to the SEC. Their initial reports must be filed using the SEC’s Form 3 and they must report subsequent stock purchases, sales, option exercises and other changes using the SEC’s Form 4, which must be filed within two business days of most transactions. In some cases, such as changes in ownership arising from gifts and inheritances, the SEC allows delayed reporting at year-end on Form 5. Officers, directors and stockholders owning more than 10% of our common stock are required by SEC regulations to furnish us with copies of all of reports they file pursuant to Section 16(a).
      Based solely on our review of copies of these reports filed by or on behalf of our officers and directors (or oral representations that no such reports were required), we believe that none of our officers or directors complied with any applicable Section 16(a) filing requirements (we have no stockholders who own 10% of our common stock) at December 31, 2004. As of June 25, 2005, we believe these individuals made the appropriate filings to comply with the Section 16(a) requirements.
      We intend to make the appropriate filings to comply with the Section 16(a) requirements
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
      Triple Net Properties, LLC, our Advisor, is primarily responsible for managing our day-to-day business affairs and assets and carrying out the directives of our Board of Directors pursuant to the terms of the Advisory Agreement between us and our Advisor. Our Advisor is a Virginia limited liability company that was formed in April of 1998 to advise syndicated limited partnerships, limited liability companies and other entities regarding the acquisition, management and disposition of real estate assets. All of our officers and one of our directors are affiliated with our Advisor, and these officers and directors collectively own 43% of the equity interest in our Advisor. Our Advisor currently advises more than 100 entities that have invested in properties located in twenty states.
      Before the commencement of our initial public offering, our Advisor purchased 22,000 shares of our common stock at a price of $9.05 per share for $200,000 in cash. Our Advisor intends to retain such shares while serving as our Advisor.
Advisory Agreement
      Our Advisor bears the expenses incurred in connection with supervising, monitoring and inspecting real property or other assets owned by us (excluding proposed acquisitions) or otherwise relating to its duties under the Advisory Agreement. Such expenses include employing its personnel, rent, telephone, equipment and other administrative expenses. We reimburse our Advisor for certain expenses incurred, including those related to proposed acquisitions and travel expenses. However, we will not reimburse our Advisor for any operating expenses that, in any four consecutive fiscal quarters, exceed the greater of 2% of average invested assets or 25% of net income for such year. If our Advisor receives an incentive distribution, net income (for purposes of calculating operating expenses) excludes any gain from the sale of assets. Any amount exceeding the greater of 2% of average invested assets or 25% of net income paid to our Advisor during a fiscal quarter will be repaid to us within 60 days after the end of the fiscal year. We bear our own expenses for functions not required to be performed by our Advisor under the Advisory Agreement, which generally include capital raising and financing activities, corporate governance matters, and other activities not directly related to real estate properties and other assets. To date, except as disclosed below, no reimbursements have been made to our Advisor pursuant to the provisions of the Advisory Agreement.
      Under the terms of the Advisory Agreement, our Advisor has responsibility for our day-to-day operations, administers our accounting and bookkeeping functions, serves as a consultant in connection with policy decisions to be made by our Board of Directors, manages our properties and renders other services deemed appropriate by our Board of Directors. Our Advisor bears expenses incurred for the performance of its services and is entitled to reimbursement subject to certain limitations. Fees and costs reimbursed to our Advisor cannot exceed the greater of 2% of average invested assets or 25% of net income for the previous four quarters. During the years ended December 31, 2004, 2003 and 2002, we paid our Advisor $1,804,000, $1,167,000 and $409,000, respectively, for organizational and offering expenses.

Dealer Manager Agreement
      We entered into a Dealer Manager Agreement with NNN Capital Corp. whereby NNN Capital Corp. served as the managing broker dealer for each of our initial and second public offerings. During the period of our offerings, NNN Capital Corp. was 100% owned by Anthony W. Thompson, our chief executive officer, president and chairman of our Board of Directors. Pursuant to the terms of the Dealer Manager Agreement, for the years ended December 31, 2004 and 2003, we incurred and paid $25,149,000 and $14,108,000, respectively, of selling commissions and marketing and due diligence fees.
Real Estate Commissions
      Under the terms of the Advisory Agreement, an affiliate of our Advisor that serves as our real estate broker may receive a real estate or acquisition fee of up to 3% of the purchase price of our properties. For the years ended December 31, 2004 and 2003, $13,315,000 and $7,079,000, respectively, has been earned by Realty, an affiliate of our Advisor, in connection with the acquisition of our properties. During the years ended December 31, 2004 and 2003, Realty was 100% owned by Anthony W. Thompson, our chief executive officer, president and chairman of our Board of Directors.
Property Management Fee
      Under the terms of the Advisory Agreement, we pay Realty a property management fee equal to 5% of the gross income from our properties; however, a portion of this fee may be re-allowed to a third-party property manager. These fees are paid monthly. For the year ended December 31, 2004, 2003 and 2002, we have incurred $4,293,000, $458,000 and $24,000, respectively, in property management fees for our properties payable to Realty.
NNN 2004 Notes Program, LLC
      NNN 2004 Notes Program, LLC, or the Notes Program, is an affiliate of our Advisor. Notes Program has made loans from time to time to certain of our properties. As of December 31, 2004, all principal and interest due on loans made by the Notes Program to our properties has been repaid and we have no outstanding loans from the Notes Program. Terms of the Notes Program provide for interest payments at 11%. In addition to interest, the Notes Program is entitled to the greater of a 1% prepayment penalty or 20% of the profits upon sale of the property prorated for the amount of time the loan was outstanding. Loans from the Notes Program to the Congress Center and Two Corporate Plaza properties, which have been repaid, may result in additional amounts due to the Notes Program upon the sale of these properties, depending on profits, if any, upon sale. We cannot reasonably estimate the additional amounts due, if any, to the Notes Program if and when the Congress Center and Two Corporate Plaza properties are sold.

Business relationships with legal counsel
      Hirschler Fleischer, a Professional Corporation, acts as legal counsel to us. During the year ended December 31, 2004, we incurred and paid legal fees to Hirschler Fleischer of $512,000. During the year ended December 31, 2004, Louis J. Rogers was a member and stockholder of Hirschler Fleischer. Effective August 15, 2004, Mr. Rogers was appointed president of our Advisor and effective September 27, 2004, Mr. Rogers was appointed a member of our Advisor’s Board of Managers. Effective January 1, 2005, Mr. Rogers serves as senior counsel to Hirschler Fleischer. Also, effective January 1, 2005, Mr. Rogers owns 2% of our Advisor, 12% of Realty and 5% of NNN Capital Corp., affiliated entities of our Advisor.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      Our Company Audit Committee has selected Deloitte & Touche, LLP to be our independent registered public accounting firm for fiscal 2005. A representative of Deloitte & Touche, LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires. The representative also will be available to respond to appropriate questions from the stockholders.
      Although it is not required to do so, the Board if Directors is submitting the Audit Committee’s selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting in order to ascertain the view of the stockholders regarding such selection. The affirmative vote of the holders of a majority of our shares of common stock present or represented and voting at the Annual Meeting will be required to approve this proposal.
      The Board of Directors recommends a vote FOR ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the Company for 2005.
RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Previous Independent Registered Public Accounting Firm
      Grant Thornton, LLP served as our independent registered public accounting firm from December 3, 2002 until they were dismissed by us on February 8, 2004. Grant Thornton’s dismissal was approved by our Audit Committee. Our financial statements for the year ended December 31, 2002 contained no adverse or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the period of Grant Thornton’s engagement, we had no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. No reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) occurred during the period of Grant Thornton’s engagement.
AUDIT AND NON-AUDIT FEES
      Grant Thornton LLP served as our independent registered public accounting firm from August 22, 2002 until they were dismissed by us on February 8, 2004. Deloitte and Touche LLP has served as our independent registered public accounting firm since February 8, 2004 and has audited our financial statements for the years ended December 31, 2004 and 2003.
      The following table lists the fees for services rendered by the independent auditors for 2004 and 2003:

Services	2004	2003

Audit Fees(1)	$698,000	$289,000
Audit-Related Fees(2)	—	6,000
Tax Fees(3)	78,000	56,000
All Other Fees(4)	146,000	—

Total	$956,000	$351,000

(1)	Audit fees billed in 2004 and 2003 consisted of the audit of our annual financial statements, acquisition audits, reviews of our quarterly financial statements, and statutory and regulatory audits, consents and other services related to filings with the SEC.

(2)	Audit-related fees billed in 2004 and 2003 consisted of financial accounting and reporting consultations.

(3)	Tax services billed in 2004 and 2003 consisted of tax compliance and tax planning and advice.

(4)	There were no fees billed for other services in 2003.
      The audit committee has determined that the provision by Deloitte of non-audit services for us in 2004 is compatible with Deloitte’s maintaining its independence.
      The Audit Committee approved Deloitte and Grant Thornton to perform the following non-audit services for us during 2004:

•	consultations and consents related to SEC filings and registration statements;

•	consultation of accounting matters; and

•	tax planning and tax compliance for the U.S. income and other taxes.
      The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minims exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and the rules and regulations of the SEC which are approved by the Audit Committee prior to the completion of the audit.
Financial Information Systems Design and Implementation Fees
      We were not billed any fees for any professional services during fiscal year 2004 or 2003 in connection with the design, implementation or maintenance of our information systems, local area network and the like.
Auditor Independence
      The Audit Committee has considered whether the provision of the above noted services is compatible with maintaining the independence of our independent registered public accounting firm’s independence and has concluded that the provision of such services has not adversely affected the independent registered public accounting firm’s independence.
AUDIT COMMITTEE REPORT TO STOCKHOLDERS
      The Audit Committee of the Board of Directors operates under a written charter adopted by the Board of Directors. The role of the Audit Committee is to oversee our financial reporting process on behalf of the Board of Directors. Our management has the primary responsibility for our financial statements as well as our financial reporting process, principles and internal controls. The independent registered public accounting firm is responsible for performing an audit of our financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States of America.
      In this context, the Audit Committee has reviewed and discussed our audited financial statements as of and for the year ended December 31, 2004 with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with their independence from us. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of tax preparation, tax consulting services and other non-audit services to us is compatible with maintaining the independent registered public accounting firm’s independence.

      Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Commission.
Audit Committee:
Gary Wescombe, Chairman
W. Brand Inlow
D. Fleet Wallace
ANNUAL REPORT
      Our Annual Report on Form 10-K, as amended for the fiscal year ended December 31, 2004 was mailed to stockholders on May 27, 2005. Our Annual Report is not incorporated in this Proxy Statement and is not deemed a part of the proxy soliciting material.
CODE OF BUSINESS CONDUCT AND ETHICS
      We have adopted a Code of Business Conduct and Ethics which contains general guidelines for conducting our business and is designed to help directors and independent consultants resolve ethical issues in an increasingly complex business environment. The Code of Ethics applies to all directors and consultants, including the chief executive officer and the principal financial officers and any other person with any responsibility for the preparation and filing of documents with the Securities and Exchange Commission. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, and compliance with laws and regulations. Stockholders may request a copy of the Code of Ethics, which will be provided without charge, by writing to G REIT, Inc. at 1551 N. Tustin Avenue, Suite 200, Santa Ana, California 92705, Attention: Secretary.
PROPOSALS FOR 2006 ANNUAL MEETING
      Under the regulations of the SEC, any stockholder desiring to make a proposal to be acted upon at the 2006 annual meeting of stockholders must cause such proposal to be received at our principal executive offices located at 1551 N. Tustin Avenue, Suite 200, Santa Ana, California 92705, Attention: Secretary, no later than March 30, 2006, in order for the proposal to be considered for inclusion in our Proxy Statement for that meeting. Stockholders also must follow the procedures prescribed in SEC Rule 14a-8 promulgated under the Securities Exchange Act of 1934. We presently anticipate holding the 2006 annual meeting of stockholders in May 2006.
OTHER MATTERS
Mailing of Materials; Other Business
      We will mail a Proxy Card together with this Proxy Statement to all stockholders of record at the close of business on June 27, 2005. The only business to come before the Annual Meeting of which management is aware is set forth in this Proxy Statement. If any other business does properly come before the Annual Meeting or any postponement or adjournment thereof, the proxy holders will vote in regard thereto according to their discretion insofar as such proxies are not limited to the contrary.
      It is important that proxies be returned promptly. Therefore, stockholders are urged to date, sign and return the accompanying proxy card in the enclosed envelope or by fax to (212) 645-8046 or by telephone by dialing toll-free 1-866-407-4865 or by the internet at https://www.proxyvotenow.com/greit.

PROXY

Please Vote by July 26, 2005

The undersigned stockholder of G REIT, Inc., a Maryland corporation, hereby appoints Anthony W. Thompson and Andrea R. Biller and each of them as Proxies for the undersigned with full power of substitution in each of them, to attend the Annual Meeting of our Stockholders to be held at the Irvine Marriott, 18000 Von Karman Avenue, Irvine, California 92612 on July 27, 2005 at 10:30 a.m., local time and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

This proxy is solicited on behalf of the G REIT, Inc. Board of Directors. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, including matters incident to its conduct.

When properly executed, this proxy will be voted as specified by the undersigned stockholder. If no voting instruction is given as to any item, this proxy will be voted “FOR” the nominees named in Item 1 and “FOR” Item 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES NAMED IN ITEM NO. 1 AND “FOR” ITEM NO. 2. IF NO SPECIFICATION IS MADE, SUCH PROXY WILL BE VOTED “FOR” SUCH ITEM.

1.	For the election of Anthony W. Thompson, W. Brand Inlow, D. Fleet Wallace, Edward Johnson, Gary Wescombe, Glenn L. Carpenter and Gary H. Hunt to serve as Directors until the Annual Meeting of Stockholders of the Company to be held in the year 2006 and until their successors are elected and qualified.

☐  For All Nominees                    ☐  Withheld as to All Nominees

Anthony W. Thompson	W. Brand Inlow	D. Fleet Wallace	Edward Johnson
Gary Wescombe	Glenn L. Carpenter	Gary H. Hunt

*To vote against any individual nominee, strike a line through the nominee’s name

2.	For ratification of the appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the fiscal year 2005.

☐ For	☐ Against	☐ Abstain

SIGN, DATE and RETURN:

Date:	/	/ 2005

If the stock is jointly owned, both parties must sign.

Date:	/	/ 2005

YOUR VOTE IS IMPORTANT!

You can authorize the proxies to cast your vote and otherwise represent you at the Annual Meeting in one of four ways:

MAIL: Return the completed form in the enclosed postage-paid envelope.

FAX: Fax the completed form to (212) 645-8046.

PHONE: Call our toll-free number at (866) 407-4365 to vote.

INTERNET: Vote online at https://www.proxyvotenow.com/greit.